                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 6, 2007
                                                         ----------------

                            GlobalOptions Group, Inc.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    001-33700            30-0342273
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission         (IRS Employer
    of incorporation)               File Number)       Identification No.)

    75 Rockefeller Plaza, 27th Floor
            New York, New York                                10019
--------------------------------------------------------------------------------
 (Address of principal executive offices)                    (zip code)

       Registrant's telephone number, including area code: (212) 445-6262
                                                            --------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On November 6, 2007, GlobalOptions,  Inc., a Delaware corporation ("Global
Sub") and The Bode Technology Group,  Inc., a Delaware  corporation  ("Bode" and
with  Global  Sub,  the   "Borrowers"),   both   wholly-owned   subsidiaries  of
GlobalOptions  Group,  Inc. (the "Company"),  entered into a Second Amendment to
Third Amended and Restated Loan and Security  Agreement  (the "Loan  Amendment")
with Silicon  Valley Bank, a California  chartered  bank (the "Bank").  The Loan
Amendment  effectively  permits a loan balance of up to $20,000,000 at any given time and includes a facility fee, finance charges and a collateral handling fee.
The Amendment also modified certain covenants contained therein.

      The  foregoing  description  of the Loan  Amendment is not complete and is qualified in its entirety by  reference  to the full text of such  Amendment,  a copy of which is filed herewith and is incorporated herein by reference.

ITEM 2.03.  CREATION OF A DIRECT FINANCIAL  OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      See the disclosure  set forth under Item 1.01,  which is  incorporated  by reference into this Item 2.03.

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
FISCAL YEAR.

      On November 8, 2007,  the Company filed with the Secretary of State of the
State of Delaware, a certificate  eliminating from the Company's  Certificate of
Incorporation,  as amended,  all  matters  relating  to the  Company's  Series C
Convertible  Preferred  Stock. All formerly  outstanding  shares of the Series C
Convertible Preferred Stock were converted to the Company's Common Stock, and in certain  circumstances Series D Convertible  Preferred Stock, as a result of the
Company's  public  offering  which  raised  in excess  of $20  million  in gross proceeds and closed on October 29, 2007.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (d) EXHIBITS

      The exhibits  listed in the  following  Exhibit Index are filed as part of this Report.

      Exhibit No.                          Description
      -----------                          -----------
         10.1      Second Amendment to Third Amended and Restated Loan and
                   Security Agreement, entered into November 6, 2007, by and
                   between GlobalOptions, Inc., a Delaware corporation, The
                   Bode Technology Group, Inc. and Silicon Valley Bank.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Date:  November 13, 2007                  GLOBALOPTIONS GROUP, INC.

                                          By: /s/ Jeffrey O. Nyweide
                                             -----------------------------------
                                             Name:  Jeffrey O. Nyweide
                                             Title: Chief Financial Officer